PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2022
PROPERTY, PLANT AND EQUIPMENT
Schedule of property and equipment

(In thousands)	December 31,
	2022	2021
Furniture and equipment	$1,241	$1,728
Leasehold improvements	7,161	1,133
Construction in progress	5,728	12,095
Total property, plant and equipment, gross	14,130	14,956
Accumulated depreciation	(2,299)	(1,817)
Impairment of property, plant and equipment	—	(427)
	$11,831	$12,712